SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE N – SUBSEQUENT EVENTS

Retirement of Directors or Certain Officers; Appointment of Certain Officers

On February 3, 2015, Thomas J. Linneman, the President and Chief Executive Officer of the Corporation  and the Savings Bank, retired from these positions effective February 6, 2015.

In connection with this retirement, on February 3, 2015, the Bank and Mr. Linneman entered into a severance agreement (the “Agreement”), which includes non-competition, non-solicitation and confidentiality provisions and a full and final release of claims, under which the Bank will pay Mr. Linneman a total of $765,330 in one or more payments on or before the 30th day following his retirement, and the Bank will pay Mr. Linneman’s additional medical and dental premiums for 18 months.

The compensation is paid in exchange for Mr. Linneman’s performance of his obligations under the Agreement, for the termination of his employment agreement, dated February 18, 2014, and his resignation from the Boards of Directors of the Company and Bank.

In connection with Mr. Linneman’s retirement, Mark Reitzes, age 54, a member of the Board of Directors of the Bank and the Company, will serve as President and Chief Executive Officer on an interim basis, effective February 6, 2015. Mr. Reitzes previously had a 22-year career with The Huntington National Bank where he had served most recently as President of the Southern Ohio/Kentucky Region. Subsequent to serving at Huntington National Bank, Mr. Reitzes worked with and consulted for Brandicorp, Inc. as the Chief Operating Officer. Prior to that, Mr. Reitzes worked with KPMG LLP, the Office of Thrift Supervision, and Sunrise Savings Bank.

Dividend

On February 17, 2015, Cheviot Financial Corp. announced a quarterly dividend of $0.09 per share to shareholders of record March 13, 2015.  The dividend will be paid March 31, 2015.